SCHEDULE 14A
                                (RULE 14-A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14-a-6(e)(2))

                           DENTAL CARE ALLIANCE, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                          DENTAL CARE ALLIANCE, INC.
                                1343 MAIN STREET
                                   7TH FLOOR
                            SARASOTA, FLORIDA 34236


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1998



To the Stockholders of
Dental Care Alliance, Inc.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Dental Care Alliance, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Wednesday, May 27, 1998, at the Hyatt-Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida, for the following purposes:

   (1) To elect two Class I Directors to hold office until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

   (2) To consider and vote upon a proposal to approve and ratify the Company's 1997 Executive Incentive Compensation Plan, as set forth in Appendix A hereto; and

   (3) To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 17, 1998 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     Whether or not you expect to be present at the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                        By Order of the Board of Directors



                                        DR. STEVEN R. MATZKIN
                                        CHAIRMAN OF THE BOARD,
                                        CHIEF EXECUTIVE OFFICER AND PRESIDENT


Sarasota, Florida
April 29, 1998


THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          DENTAL CARE ALLIANCE, INC.
                                1343 MAIN STREET
                                   7TH FLOOR
                            SARASOTA, FLORIDA 34236


                               ----------------
                                PROXY STATEMENT
                               ----------------
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Dental Care Alliance, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the Company's 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Wednesday May 27, 1998, at the Hyatt-Sarasota, 1000 Boulevard of the Arts, Sarasota, Florida, or at any adjournments or postponements thereof, pursuant to the foregoing Notice of Annual Meeting of Stockholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is April 29, 1998. Stockholders should review the information provided herein in conjunction with the Company's 1997 Annual Report which accompanies this Proxy Statement. The Company's principal executive offices are located at 1343 Main Street, 7th floor, Sarasota, Florida 34236 and its telephone number is (941) 955-3150.

                         INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

   (1) The election of two Class I Directors to hold office until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

   (2) A proposal to approve and ratify the Company's 1997 Executive Incentive Compensation Plan (the "Incentive Plan"); and

   (3) To transact such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the two nominees for director named below and (b) FOR the proposal to approve and ratify the Incentive Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, such stockholder's shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on April 17, 1998 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 6,977,700 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Stockholders do not have the right to cumulate their votes, and are entitled to one vote for each share of Common Stock held.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the Incentive Plan. Any other matter that may be submitted to a vote of the stockholders will be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, unless such matter is one for which a greater vote is required by law or by the Company's certificate of incorporation or bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast "for" or "against" the election of any director. However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against proposal 2. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted in favor of a proposal.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 1343 Main Street, 7th floor, Sarasota, Florida 34236, for a period of ten (10) days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

                              SECURITY OWNERSHIP

     The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person known by the Company to own beneficially more than 5% of its Common Stock, (ii) the Chief Executive Officer and the other most highly paid executive officers who were serving as such at the end of 1997 and whose compensation exceeded $100,000 (collectively, the "Named Executive Officers" See "Executive Compensation"), (iii) each director and nominee for director and
(iv) all directors and executive officers of the Company as a group:


                                                                                 PERCENTAGE OF
                                                       AMOUNT AND NATURE OF       OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)              BENEFICIAL OWNERSHIP(2)     SHARES OWNED
-------------------------------------------------   -------------------------   --------------
Dr. Steven R. Matzkin(3) ........................           1,516,328                 21.7%
SRM '93 Children's Trust ........................           1,529,148                 21.9
Curtis Lee Smith, Jr.(4) ........................             451,973                  6.5
Robert F. Raucci(5) .............................              20,452                    *
Mitchell B. Olan(6) .............................             155,915                  2.2
David P. Nichols(7) .............................              49,576                    *
Crescent International Holdings Limited .........             593,119                  8.5
All directors and executive officers as a
  group (6 persons)(8) ..........................           2,194,244                 31.3


----------------
 *  Less than one percent.
(1) Unless otherwise indicated, the address of each of the beneficial owners identified above is c/o Dental Care Alliance, Inc., 1343 Main Street, 7th floor, Sarasota, Florida 34236.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(3) Includes 3,000 shares of Common Stock issuable upon exercise of options to purchase shares of Common Stock under the Incentive Plan, which options will be exercisable within 60 days. Does not include options to purchase 5,000 shares of Common Stock, which options are not presently exercisable under the Incentive Plan.
(4) Does not include options to purchase 5,000 shares of Common Stock, which options are not presently exercisable under the Incentive Plan.
(5) Does not include options to purchase 5,000 shares of Common Stock, which options are not presently exercisable under the Incentive Plan.
(6) Includes 3,000 shares of Common Stock issuable upon exercise of options to purchase shares of Common Stock under the Incentive Plan, which options will be exercisable within 60 days. Does not include options to purchase 5,000 shares of Common Stock, which options are not presently exercisable under the Incentive Plan.
(7) Includes 49,576 shares of Common Stock issuable upon exercise of options to purchase shares of Common Stock, which options are currently exercisable. Does not include options to purchase 8,000 shares of Common Stock, which options are not presently exercisable under the Incentive Plan.
(8) Includes 55,576 shares of Common Stock issuable upon exercise of options to purchase shares of Common Stock under the Incentive Plan, which options are currently exercisable or will be exercisable within 60 days. Does not include options to purchase 28,000 shares of Common Stock, which options are not presently exercisable under the Incentive Plan.

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation, the Company's Board of Directors is divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting are elected for a three-year term. The current term of the Class I Directors terminates on the date of the Company's Annual Meeting; the current term of the Class II Directors terminates on the date of the Company's 1999 annual meeting of stockholders; and the current term of the Class III Directors terminates on the date of the Company's 2000 annual meeting of stockholders. Messrs. Mitchell B. Olan and Curtis Lee Smith currently serve as Class I directors and will stand for re-election at the Annual Meeting. Mr. Robert Raucci currently serves as a Class II director and Dr. Steven R. Matzkin currently serves as a Class III director. If elected at the Annual Meeting, Messrs. Mitchell B. Olan and Curtis Lee Smith will serve until the Company's 2001 annual meeting of stockholders or until their successors are duly elected and qualified.

     Messrs. Mitchell B. Olan and Curtis Lee Smith have consented to serve on the Company's Board of Directors and the Board of Directors has no reason to believe that the nominees will not serve if elected. However, if either or both of them should become unavailable to serve as a director, and if the Board shall have designated a substitute nominee or nominees, the persons named as proxies will vote for such substitute nominee or nominees.


                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The Company's executive officers and directors, their ages and positions with the Company are as follows:


Dr. Steven R. Matzkin .............   39     Chairman of the Board, Chief Executive Officer
                                             and President

Mr. Mitchell B. Olan ..............   39     Vice President, Chief Operating Officer
                                             and Director

Mr. David P. Nichols ..............   40     Chief Financial Officer

Dr. Oscar L. Hausdorff ............   62     Director of Development

Mr. Curtis Lee Smith, Jr. .........   70     Director

Mr. Robert F. Raucci ..............   42     Director

NOMINEES FOR CLASS I DIRECTOR


     MITCHELL B. OLAN has served as the Company's Vice President, Chief Operating Officer, and as a director since 1994. From 1991 to 1994, Mr. Olan served in various capacities, including area Vice President and Regional Vice President at Optioncare Incorporated, a publicly traded national franchiser of home infusion therapy businesses. From 1980 to 1990, Mr. Olan served in various capacities including sales, sales management, general management and administration with the ORMCO Division of Sybron Corporation. ORMCO is the leading manufacturer and marketer of dental orthodontic appliances, equipment and supplies. Mr. Olan earned a BS degree in Business Administration in 1980 from Indiana University School of Business.

     CURTIS LEE SMITH JR. has been a director of the Company since 1996. Beginning in 1986, Mr. Smith served as Chairman of the Board and Chief Executive Officer of Handex Corporation ("Handex"), an environmental consulting and remediation company which became a public company in 1989. Handex acquired New Horizons Computer Learning Centers, a software training company, in 1994. Handex sold its environmental division in 1996 and now operates as New Horizons Worldwide, of which Mr. Smith serves as Chairman of the Board and Chief Executive Officer.

CONTINUING CLASS II DIRECTOR

     ROBERT F RAUCCI has been a director of the Company since 1996. Mr. Raucci has been a managing member of Newlight Management, LLC, a technology oriented venture capital fund, since July 1997. Mr. Raucci also has served as president of RAM Investment Corporation, a venture capital investment and advisory company, since 1994. Between 1985 and 1994, Mr. Raucci served as a private equity investment manager for Alliance Capital Management Corporation, a global investment management company.

CONTINUING CLASS III DIRECTOR

     DR. STEVEN R. MATZKIN founded the Company's predecessors in 1992 and 1993 and serves full-time as the Company's Chairman of the Board, Chief Executive Officer and President. Dr. Matzkin has over 13 years of experience in the administration and management of dental practices. He practiced dentistry in Michigan for six years, during which time he owned five dental practices and managed over 25 dental practices through an affiliate management company. Dr. Matzkin has also been featured as a guest speaker at regional Practice Management conferences, including the national meeting for the National Association of Dental Plans. Dr. Matzkin earned his BA degree in 1980 from the Indiana School of Biology and his DDS degree in 1984 from Northwestern University.

OTHER EXECUTIVE OFFICERS

     DAVID P. NICHOLS has served as the Company's Chief Financial Officer since February 1997. From October 1994 until February 1997, Mr. Nichols served as Chief Financial Officer at Biodynamics International, a publicly traded company in the biotechnology business. From May 1993 until October 1994, Mr. Nichols served as Vice President-Finance of Biodynamics. He was also Managing Director, United States Operations, of Biodynamics from March 1996 until February 1997. From June 1992 until May 1993, Mr. Nichols served as Chief Financial Officer of KiMed Corporation, a medical device company. Prior to joining the Company, Mr. Nichols had over sixteen years experience in the health care field. He served as Chief Financial Officer of the long term care division of Trizec Corporation, Ltd., and was in public accounting with the audit divisions of Price Waterhouse LLP and Deloitte & Touche LLP. Mr. Nichols earned his BS Degree from the University of Florida in 1979 and a masters degree in Accounting from the University of Florida in 1980. He is a Certified Public Accountant and a Certified Management Accountant.

     DR. OSCAR L. HAUSDORFF has served as the Company's Director of Development since 1996. From 1988 to 1995, he served as President, Chief Operating Officer and as a director of Princeton Dental Management Corporation, a publicly traded dental practice management company. From 1977 to 1988, Dr. Hausdorff held positions in sales, sales management, training, development and recruiting for various firms in the stock brokerage business. From 1960 to 1977, Dr. Hausdorff practiced General Dentistry and Orthodontics in New York. In addition, he was an instructor in Post-Graduate orthodontics at New York University from 1960 to 1965. Dr. Hausdorff earned a DDS degree from New York University in 1958, and a post graduate degree in Orthodontics from New York University in 1964.

               INFORMATION REGARDING THE BOARD OF DIRECTORS AND
                     COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 1997, the Board of Directors of the Company held a total of four (4) meetings and took a number of actions by unanimous written consent. During 1996, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

     Messrs. Smith and Raucci are the current members of the Company's Audit Committee, which committee held one (1) meeting during the year ended December 31, 1997. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the engagement of the Company's independent certified public accountants, (ii) reviewing with such accountants the plan and results of audits, (iii) determining the independence of such accountants and (iv) having general responsibility for all audit related matters.

     Messrs. Smith and Raucci are also the current members of the Company's Compensation Committee, which committee held one (1) meeting during the year ended December 31, 1997. The

Compensation Committee reviews and makes the recommendations with respect to the compensation of the Company's executive officers and administers the Company's compensation and benefit plans, including the grant of options or other benefits under the Incentive Plan.


     The Board does not have a standing nominating committee.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

     Each non-employee director of the Company is entitled to receive a directors' fee of $350 per Board meeting and/or committee meeting. All directors are reimbursed for expenses associated with travel to meetings of the Company's Board of Directors or committees thereof. Directors who are also employees of the Company do not receive additional compensation for their services as directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.


                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during the past fiscal year to the Named Executive Officers.


                          SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM
                                            ANNUAL COMPENSATION                   COMPENSATION
                             -------------------------------------------------- ---------------
                                                                                   SECURITIES
                                                               OTHER ANNUAL        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION(1)($)   OPTIONS(#)(2)   COMPENSATION($)
---------------------------- ------ ----------- ---------- -------------------- --------------- ----------------
Dr. Steven R. Matzkin        1997    200,000       --              --                8,000             --
 Chairman of the Board,      1996    200,000       --              --                   --             --
 Chief Executive Officer
 and President(3)
Mitchell B. Olan             1997    135,000       --              --                8,000             --
 Vice President, Chief       1996    126,000       --              --                   --             --
 Operating Officer and
 Director(3)

----------------
(1) The aggregate amount of perquisites and other personal benefits provided to such Named Executive Officer is less than 10% of the total annual salary and bonus of such officer.
(2) All options are exercisable at $12.00 per share.
(3) See "Management-Employment Agreements" for information regarding current and future compensation arrangements.

OPTION GRANTS

     The following table sets forth certain information with respect to options to purchase shares of Common Stock of the Company granted to the Named Executive Officers during 1997 and represents all options granted by the Company to such executive officers during such period. In accordance with rules promulgated by the Securities and Exchange Commission, the table also describes the hypothetical gains that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant to the end of the option term. These hypothetical gains are based on assumed rates of appreciation and, therefore, the actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall stock market conditions, and the executive officer's continued employment with the Company. As a result, the amounts reflected in this table may not necessarily be achieved.


                   OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                        INDIVIDUAL GRANTS
                                  --------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                     NUMBER OF        % OF TOTAL                                   ANNUAL RATES OF STOCK
                                    SECURITIES       OPTIONS/SARs                                   PRICE APPRECIATION
                                    UNDERLYING        GRANTED TO       EXERCISE OR                  FOR OPTION TERM(2)
                                   OPTIONS/SARs      EMPLOYEES IN      BASE PRICE     EXPIRATION   --------------------
NAME                                GRANTED(#)      FISCAL YEAR(%)       ($/SH)          DATE        5%($)      10%($)
-------------------------------   --------------   ----------------   ------------   -----------   ---------   --------
Dr. Steven R. Matzkin .........        8,000(3)           11.1             12.00       11/2007     136,827     217,874
Mitchell B. Olan ..............        8,000(3)           11.1             12.00       11/2007     136,827     217,874

----------------
(1) The Company has not granted any SARs. Does not include information relating to options granted under the Company's 1997 Non-Qualified Stock Option Plan, which options are not granted to employees of the Company.
(2) Potential realizable value assumes that any shares acquired by the exercise of options are held until the end of the 10-year term.
(3) Options were granted pursuant to the Incentive Plan in November 1997. All such options are for a term of ten years and vest 3,000 in May 1998 and the remaining 5,000 in one-third increments over the next three years. See "Proposal to Approve and Ratify the Company's 1997 Executive Incentive Compensation Plan" below for additional information on the terms of these options.

     OPTION EXERCISES. The following table sets forth stock option exercises during 1997 by the Named Executive Officers, including the value realized upon exercise. In addition, this table describes the number of unexercised options and the value of unexercised in-the-money options at the end of the 1997 fiscal year.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND DECEMBER 31, 1997 OPTION/SAR VALUES(1)

                                                                                                     VALUE OF
                                                                    NUMBER OF SECURITIES            UNEXERCISED
                                                                   UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                                       OPTIONS/SARs AT            OPTIONS/SARs AT
                                                                    DECEMBER 31, 1997(#)      DECEMBER 31, 1997($)(2)
                                                                  ------------------------   ------------------------
                                      SHARES
                                   ACQUIRED ON        VALUE             EXERCISABLE/               EXERCISABLE/
NAME                               EXERCISE(#)     REALIZED($)          UNEXERCISABLE              UNEXERCISABLE
-------------------------------   -------------   -------------   ------------------------   ------------------------
Dr. Steven R. Matzkin .........            0               0             0 / 8,000                    $0 / $0
Mitchell B. Olan ..............      163,080         272,768             0 / 8,000                    $0 / $0

----------------
(1) The Company has not granted any SARs. Does not include information relating to options granted under the Company's 1997 Non-Qualified Stock Option Plan, which options are not granted to employees of the Company. See "Proposal to Approve and Ratify the Company's 1997 Executive Incentive Compensation Plan" below for additional information on the terms of options granted under the Incentive Plan.
(2) At the Record Date, the closing market price of a share of Common Stock was $13.25 and the value of unexercised in-the-money options was $10,000 for the options held by Messrs. Matzkin and Olan.
(3) Such shares were issued pursuant to warrants to purchase 81,540 shares of Common Stock granted to Mr. Olan in January 1994 and warrants to purchase 81,540 shares of Common Stock granted to Mr. Olan in October 1996.

EMPLOYMENT AGREEMENTS

     The Company has entered into Employment Agreements with Dr. Steven R. Matzkin, Chairman of the Board, Chief Executive Officer and President of the Company, Mitchell B. Olan, Vice President and Chief Operating Officer of the Company, and David P. Nichols, Chief Financial Officer of the Company. The Employment Agreements of Messrs. Matzkin and Olan were entered into as of October 25, 1996, and are for terms of five years and four years, respectively. The Employment Agreement of Mr. Nichols was entered into as of January 1997 and is for a term of four years. These agreements provide for annual base salaries to Messrs. Matzkin, Olan and Nichols of $200,000, $120,000 and $120,000, respectively, subject to increase at the Company's discretion. Pursuant to the agreements, Dr. Matzkin and Messrs. Olan and Nichols are entitled to receive 60%, 25% and 15%, respectively, of an annual bonus pool which is equal to 50% of the Company's net income in excess of the Company's budgeted net income for each year. Bonuses paid to Dr. Matzkin, Mr. Olan and Mr. Nichols in any year may not exceed $200,000, $100,000, and $50,000, respectively. Dr. Matzkin's, Mr. Olan's and Mr. Nichols' employment agreements entitle them to participate in any Company stock option plan at a level commensurate with their positions. Mr. Olan's employment agreement entitled him to warrants to purchase 163,080 shares of common stock for an aggregate exercise price of $272,768. These warrants were exercised in February 1997. Upon the Company's constructive discharge of Dr. Matzkin or termination of the employment of Dr. Matzkin without cause, as specified in his employment agreement, Dr. Matzkin shall be entitled to receive his base salary for the period commencing on the effective date of the termination and ending on the later to occur of (x) the second anniversary of the date of termination or (y) the end of the five-year term of the employment agreement. Upon the Company's termination of Mr. Olan without cause, as specified in his employment agreement, Mr. Olan shall be entitled to receive his base salary for the period commencing on the date of termination and ending on the date nine months thereafter. Upon the Company's termination of Mr. Nichols without cause as specified in his employment agreement, Mr. Nichols shall be entitled to receive his base salary for the period commencing on the date of termination and ending on the date six months thereafter. Upon termination with cause or voluntary termination of either Dr. Matzkin, Mr. Olan or Mr. Nichols, such executive shall be entitled to receive his base salary through the effective date of such termination.

     Dr. Matzkin's employment agreement also provides that upon termination of his employment for any reason, if the Company's securities are then publicly traded, Dr. Matzkin has the right to request that the Company register, as expeditiously as possible, any or all of the Common Stock then owned by Dr. Matzkin, including all shares of Common Stock issuable pursuant to any derivative securities of the Company then held by Dr. Matzkin.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Steven R. Matzkin, the Chairman of the Board, Chief Executive Officer and President of the Company participated in deliberations of the Company's Board of Directors concerning executive compensation during 1997.

                         COMPENSATION COMMITTEE REPORT

     The Company established a Compensation Committee in late 1997 in connection with its planned initial public offering. Prior to the establishment of the Compensation Committee, all compensation decisions were made by the Board of Directors. The Compensation Committee will be primarily responsible for determining the compensation of the Company's executive officers, subject to existing employment agreements, although the Company's Chief Executive Officer and President makes recommendations to the Compensation Committee as to the compensation of the Company's executive officers.

     The Compensation Committee's general philosophy with respect to the compensation of the Company's executive officers is to offer competitive compensation programs designed to attract and retain qualified executives, to motivate performance to achieve specific goals and to align the interests of senior management with the long-term interests of the Company's stockholders.

     In determining compensation, the Compensation Committee considers job level, individual performance and Company performance. More specifically, factors considered include the Chief Executive Officer and President's recommendations, specific accomplishments of the executive officers, the Company's historical and projected performance, sales, earnings, financial condition and economic conditions. Determination of compensation is subjective. The Company attempts to provide incentives to retain qualified executive officers, but also believes that the compensation paid to its executives is within the range of compensation paid to similarly situated executives at other companies in similar industries or at companies having a similar market capitalization. Given the level of the Company's executive officer compensation, the Committee does not believe that it is necessary to incur the expense of formal studies or market analyses.

     Prior to its initial public offering, the Company had entered into employment agreements with Dr. Steven R. Matzkin, Chairman of the Board, Chief Executive Officer and President of the Company, Mitchell B. Olan, Vice President and Chief Operating Officer of the Company, and David P. Nichols, Chief Financial Officer of the Company. The employment agreements of Messrs. Matzkin and Olan were entered into as of October 1996 and are for terms of five years and four years, respectively. Mr. Nichols' agreement was entered into as of January 1997 and is for a term of four years.

     For those officers with employment agreements, salary is provided for in the agreements, subject to increase in the Company's discretion. For 1997, salaries were not increased based upon the recommendation of the Company's Chief Executive Officer and President, as well as the Company's underwriters, and taking into consideration the Company's revenue base at that time. The fact that salaries were not increased was not a reflection on the performance of the executive officers. The matters considered were subjective and not subject to specific criteria. Based on its experience with companies generally and in the Company's industry, and without utilizing any formal market studies, the Committee believes that the salaries paid by the Company to its executive officers are within the range paid to other executive officers in the Company's industry.

     In 1997, the executive officers' employment agreements were amended. Pursuant to these amendments, Company performance is the key to determining bonus payments. Dr. Matzkin, Mr. Olan and Mr. Nichols are entitled to receive 60%, 25% and 15%, respectively, of an annual bonus pool which is equal to 50% of the Company's net income in excess of the Company's budgeted net income for each year. Bonuses paid to Dr. Matzkin, Mr. Olan and Mr. Nichols in any year may not exceed $200,000, $100,000, and $50,000, respectively. Any bonuses to which the executive officers are entitled for 1997 are to be determined under the employment agreements.

     The Company also attempts to provide incentives to its executive officers to become employed by and remain with the Company and to improve performance through the grant of stock options. Options allow executive officers to share, to some extent, in shareholders' return on equity. Typically, Company options vest in staggered amounts over a long-term, such as a given percentage every six months to a year during the initial term of the option. The determination of how many options were granted to executive officers in 1997 depended, to varying degrees, on what was necessary to retain the executive officer's services, the number of outstanding options or shares held by the executive officer, his job level and performance and Company performance.

     A significant number of options were granted to procure the services of one executive officer. Given that the executive officers already had a significant interest in the Company, a moderate number of options were granted to the executive officers under the Incentive Plan. Existing ownership will probably be less of a criterion for the grant of options in the future.

     As a result of the foregoing factors and primarily the Chief Executive Officer's own recommendation, the President and Chief Executive Officer's salary was not increased in 1997. In addition, he has as of yet received no bonus. Options were granted consistent with those granted to other executive officers. The final determination was subjective.

     In December 1993, the Internal Revenue Service issued proposed regulations concerning compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally disallows a public company's deduction for compensation to any one of certain employees (primarily executive officers) in excess of $1.0 million per year unless the compensation is pursuant to a plan or performance goals approved by the public company's shareholders. None of the Named Executive Officers presently receives, and the Compensation Committee does not anticipate that such persons will receive, annual cash compensation in excess of the $1.0 million cap provided in Section 162(m). The Compensation Committee intends to take any necessary steps to ensure compliance with Section 162(m) of the Code.


                                        ROBERT F. RAUCCI
                                        CURTIS LEE SMITH, JR.
                                        DR. STEVEN R. MATZKIN
                                        MITCHELL B. OLAN

                             CERTAIN TRANSACTIONS

     In 1993, Dr. Matzkin sold four dental practices in Michigan to Dr. David Ross Johnson, a Dental Director, for a $237,000 note under which payments commenced in May 1997. In connection with that sale Profit Dental Management, Inc. ("Profit"), a corporation controlled by Dr. Matzkin, agreed to provide consulting services to these practices for $18,000 per month until May 1997 and $15,000 per month thereafter through May 2005. In July 1997, the Company purchased the right to manage these practices for $846,000 and entered into a global management agreement pursuant to which it will provide management services to these practices until 2005. The Company subcontracted the day-to-day management services to an affiliate of Dr. Johnson, but retains most other management functions for which it retains 20% of net profits of these practices, after certain adjustments, and Dr. Johnson's affiliate is paid 80% of such net profits. The Company also receives $800 per month from each practice as a licensing fee.

     In July 1997, the Company entered into a Management Agreement with a PA in Michigan which was controlled by Dr. Steven Matzkin, the Company's President, Chief Executive Officer and Chairman of the Board. As of September 30, 1997, Dr. Matzkin assigned the ownership of the capital stock and all rights relating thereto to Dr. David Ross Johnson in consideration for Dr. Johnson's assumption of all obligations to pay for such capital stock and all obligations relating to such capital stock.

     Certain of the Dental Centers managed by the Company ("Managed Dental Centers") lease their office facilities from entities controlled by Dr. Matzkin. Such leases terminate at various times between 2000 and 2004. Managed Dental Centers and the Company paid rent pursuant to the leases in the aggregate amount of $193,900 in 1997. Dr. Matzkin also owns certain dental laboratories that perform laboratory services for the Managed Dental Centers, primarily relating to the making of prostheses. In 1997 the amount paid by the Managed Dental Centers to such laboratories was $133,448 of which $60,000 was advanced by the Company in 1996 and remains outstanding at December 31, 1997. Dr. Matzkin owns 33.3% of the capital stock of Equipment Management Services, an equipment leasing company ("EMS"). Certain Managed Dental Centers have entered into capitalized equipment leases with EMS. Amounts paid by such Managed Dental Centers to EMS pursuant to such leases aggregated approximately $123,000 in 1997. The Company believes that such arrangements are no less favorable to such Managed Dental Centers than could have been obtained in arms-length transactions with unrelated third parties. In addition, Dr. Matzkin has personally guaranteed an aggregate of approximately $3.3 million of indebtedness of certain of the Managed Dental Centers. The Company is currently negotiating with the lenders to whom Dr. Matzkin has given such guarantees to release Dr. Matzkin from his obligations thereunder and to cause the Company to guaranty such obligations.

     Pursuant to a Stockholders' Agreement (the "Stockholders' Agreement") among the Company and Dr. Matzkin, Mr. Smith, Mr. Raucci, the SRM 1993 Children's Trust and Crescent International Holdings, Inc. (collectively, the "Stockholders") initially entered into in connection with the sale of the Company's Series A Preferred Stock in October 1996, each stockholder received
(i) "piggyback" registration rights, (ii) a right of first refusal with respect to a greater than 50% share transfer by a stockholder prior to a Qualified Initial Public Offering (as defined in the Stockholders' Agreement), (iii) co-sale rights to participate on a pro rata basis in certain resales of Common Stock by other Stockholders (other than in connection with a Qualified Initial Public Offering) and (iv) participation rights with respect to certain issuances of securities by the Company made prior to a Qualified Initial Public Offering. In addition, stockholders who are also directors of the Company, other than Dr. Matzkin, also were granted demand registration rights under the Stockholders' Agreement. Mitchell B. Olan has been granted certain "piggyback" registration rights with respect to an aggregate of 163,080 shares of Common Stock pursuant to an agreement with the Company. Pursuant to Dr. Matzkin's employment agreement, upon termination of his employment for any reason, if the Company's securities are then publicly traded, Dr. Matzkin has the right to request that the Company register any or all of the Common Stock then owned by Dr. Matzkin.

     For information regarding employment agreements with certain executive officers and directors, see "Management-Employment Agreements."

     The Company has adopted a policy whereby all transactions between the Company and one or more of its affiliates must be approved in advance by a majority of the Company disinterested directors.

                 PROPOSAL TO APPROVE AND RATIFY THE COMPANY'S
                  1997 EXECUTIVE INCENTIVE COMPENSATION PLAN

     BACKGROUND AND PURPOSE. In September 1997, the Board of Directors and stockholders adopted, effective upon the consummation of the Company's initial public offering (the "Effective Date"), the 1997 Executive Incentive Compensation Plan (the "Incentive Plan") and recommended that it be submitted to the Company's stockholders for their approval after the offering and at the Annual Meeting. The terms of the Incentive Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards"). The purpose of the Incentive Plan is to advance the interests of the Company by providing additional incentives for attracting, motivating, retaining and rewarding key officers, directors, employees and independent contractors (collectively, the "Participants") by enabling the Participants to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between Participants and the Company's stockholders, and providing Participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value. The Company's Compensation Committee, or in the absence thereof the Board of Directors (the "Committee"), will administer and interpret the Incentive Plan and is authorized to grant Awards thereunder to all eligible Participants.

     The following is a summary of certain principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A. Stockholders are urged to read the actual text of the Incentive Plan in its entirety.

     SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the Incentive Plan, the total number of shares of Common Stock that may be subject to the granting of Awards under the Incentive Plan at any time during the term shall be equal to 250,000 shares, plus the number of shares with respect to which Awards previously granted under the Incentive Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

     The Incentive Plan limits the number of shares which may be issued pursuant to incentive stock options to 250,000 shares.

     In addition, the Incentive Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one Participant may not exceed 150,000 for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one Participant is $2,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one Participant is $5,000,000.

     The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

     ADMINISTRATION. The Incentive Plan is to be administered by a committee designated by the Board of Directors consisting of at least two directors, each of whom must shall be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. The Compensation Committee of the Board of Directors has been appointed as the committee for the Incentive Plan, or in the absence thereof, the Board of Directors. Subject to the terms of the Incentive Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Incentive Plan, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Incentive Plan.

     ELIGIBILITY. The persons eligible to receive Awards under the Incentive Plan are the officers, directors, employees and independent contractors of the Company and any subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Incentive Plan. As of March 31, 1998, approximately 350 persons were eligible to participate in the Incentive Plan.

     STOCK OPTIONS AND SARs. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, and SARs entitling the Participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the Incentive Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the Incentive Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

     RESTRICTED AND DEFERRED STOCK. The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee. A Participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An Award of deferred stock confers upon a Participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with stock ownership, although dividend equivalents may be granted, as discussed below.

     DIVIDEND EQUIVALENTS. The Committee is authorized to grant dividend equivalents conferring on Participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock, or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee.

     BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

     OTHER STOCK-BASED AWARDS. The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such Awards.

     PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS. The right of a Participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the Incentive Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

     Subject to the requirements of the Incentive Plan, the Committee will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the Incentive Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, growth in earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

     After the end of each fiscal year or performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each Participant in the pools and (ii) the amount-of any other potential annual incentive or performance Awards payable to Participants in the Incentive Plan. The Committee may, in its discretion, determine that the amount payable as a final annual incentive or performance Award will be reduced from the amount of any potential Award.

     OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit Participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Incentive Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

     Awards under the Incentive Plan are generally granted without a requirement that the Participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the Incentive Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

     ACCELERATION OF VESTING; CHANGE IN CONTROL. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the Incentive Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance-based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award Agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the Incentive Plan, the term "change in control" generally means
(a) approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

     AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the Incentive Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration that is material or if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the Incentive Plan which might increase the cost of the Incentive Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of Participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Incentive Plan will terminate at such time as no shares of Common Stock remain available for issuance under the Incentive Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Incentive Plan.

     SECURITIES ACT REGISTRATION. The Company intends to register the shares of Common Stock available for Awards under the Incentive Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

     FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the Incentive Plan.

     The grant of an option will create no tax consequences for the Participant or the Company. A Participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the Participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

     Upon a disposition of shares of Common Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the Participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of Common Stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of Common Stock minus the exercise price. Otherwise, a Participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the Participant's tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the Participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares of Common Stock for the ISO holding periods prior to disposition of the shares.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the Incentive Plan will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m).

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the Incentive Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the Incentive Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Incentive Plan should consult a tax adviser as to the tax consequences of participation.

PRIOR GRANTS OF OPTIONS

     As of the Record Date, options to purchase an aggregate of 102,500 shares of Common Stock had been granted under the Incentive Plan to forty-two (42) employees and the two (2) non-employee directors of the Company. Each of the options granted under the Incentive Plan have a term of ten (10) years and either become exercisable at the rate of one-third per year commencing on the first anniversary of the date of grant or 37.5% after six (6) months and one-third of the remainder per year commencing on the first anniversary of the first exercise date.

     The following table indicates, as of December 31, 1997, certain information regarding options which have been granted under the Incentive Plan to the persons and groups indicated:

                                                 NUMBER OF
                                              SHARES SUBJECT     EXERCISE PRICE       VALUE OF OPTIONS AT
NAME AND POSITION                               TO OPTIONS          PER SHARE       DECEMBER 31, 1997(1)(2)
------------------------------------------   ----------------   ----------------   ------------------------
Dr. Steven R. Matzkin ....................         8,000            $  12.00                  $0
Mitchell B. Olan .........................         8,000               12.00                   0
All current executive officers as a
  group (4 persons) ......................        27,000               12.00                   0
All current directors who are not
  executive officers (2 persons) .........        10,000               12.00                   0
All employees, other than executive
  officers (38 persons)(3) ...............        34,500               12.00                   0

----------------
(1) Represents options granted in 1997 under the Incentive Plan. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of Common Stock on December 31, 1997 ($10.50) exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not. All options are nonqualified options, all with an exercise price of $12.00 per share (the market price on the date of grant), either become exercisable at the rate of one-third per year commencing on the first anniversary of the date of grant or 37.5% after six (6) months and one-third of the remainder per year commencing on the first anniversary of the first exercise date, and have a term of 10 years.
(2) At the Record Date, the value of options held by (i) each of Dr. Steven R. Matzkin and Mr. Olan was $10,000, (ii) all current executive officers as a group was $33,750, (iii) all current directors who are not executive officers was $12,500 and (iv) all employees, other than executive officers, was $105,125.
(3) At the Record Date, all employees, other than executive officers held options to purchase 65,500 shares of Common Stock at exercise prices ranging from $10.25-$12.00 per share.

     The Company believes that Awards granted under the Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE 1997 EXECUTIVE INCENTIVE COMPENSATION PLAN.

                               PERFORMANCE GRAPH


     Set forth below is a graph comparing the cumulative shareholder return on the Company's Common Stock from November 4, 1997 (the date the Common Stock was first offered to the public at an initial public price of $12.00 per share) through December 31, 1997 with the cumulative returns of the NASDAQ Stock Market-US Index and a group of peer companies (the "Peer Group"). Returns assume reinvested dividends. The graph assumes $100 was invested on November 4, 1997 in the Company's Common Stock, the NASDAQ Stock Market Index and the Peer Group. The Company did not pay any dividends on its Common Stock during this period.

     The Peer Group includes Coast Dental Services, Inc., Castle Dental Centers, Inc., Gentle Dental Service Corporation, Monarch Dental Corp., Apple Orthodontix, Inc. and Orthodontic Centers of America. The Peer Group consists of companies that are engaged in the dental and orthodontic practice management business. Companies included in the Peer Group were weighted by market capitalization from the beginning of each period for which a return is indicated.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  AMONG THE COMPANY, NASDAQ AND SELECTED PEERS


                               [GRAPHIC OMITTED]


                                          LEGEND

SYMBOL    CRSP TOTAL RETURNS INDEX FOR:                    11/04/97   11/28/97   12/31/97
------    -----------------------------                    --------   --------   --------
_________ /diamond/  Dental Care Alliance, Inc.              100.00       82.9       77.4
_ _____ _ /star/     Nasdaq Stock Market (US Companies)      100.00       98.3       96.6
_ _ _ _ _ /triangle/ Self-Determined Peer Group              100.00       91.0       84.1


NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.00 on November 4, 1997.

     The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Common Stock.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Price Waterhouse LLP served as the Company's independent public accountants for the year ended December 31, 1997. The Board of Directors has selected Price Waterhouse LLP as the Company's independent public accountants for the year ending December 31, 1998. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

                                OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by December 31, 1998 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                        By Order of the Board of Directors



                                        DR. STEVEN R. MATZKIN
                                        CHAIRMAN OF THE BOARD,
                                        CHIEF EXECUTIVE OFFICER AND PRESIDENT


Sarasota, Florida
April 29, 1998

                                  APPENDIX A

                          DENTAL CARE ALLIANCE, INC.
                  1997 EXECUTIVE INCENTIVE COMPENSATION PLAN

                          DENTAL CARE ALLIANCE, INC.

                  1997 EXECUTIVE INCENTIVE COMPENSATION PLAN


 1.     Purpose. .........................................................................   A-3
 2.     Definitions. .....................................................................   A-3
 3.     Administration ...................................................................   A-5
        (a) Authority of the Committee ...................................................   A-5
        (b) Manner of Exercise of Committee Authority ....................................   A-6
        (c) Limitation of Liability ......................................................   A-6
 4.     Stock Subject to Plan. ...........................................................   A-6
        (a) Limitation on Overall Number of Shares Subject to Awards .....................   A-6
        (b) Application of Limitations ...................................................   A-6
 5.     Eligibility; Per-Person Award Limitations. .......................................   A-6
 6.     Specific Terms of Awards .........................................................   A-7
        (a) General ......................................................................   A-7
        (b) Options ......................................................................   A-7
        (c) Stock Appreciation Rights ....................................................   A-8
        (d) Restricted Stock .............................................................   A-8
        (e) Deferred Stock ...............................................................   A-9
        (f) Bonus Stock and Awards in Lieu of Obligations ................................   A-10
        (g) Dividend Equivalents .........................................................   A-10
        (h) Other Stock-Based Awards .....................................................   A-10
 7.     Certain Provisions Applicable to Awards. .........................................   A-10
        (a) Stand-Alone, Additional, Tandem, and Substitute Awards .......................   A-10
        (b) Term of Awards ...............................................................   A-11
        (c) Form and Timing of Payment Under Awards; Deferrals ...........................   A-11
        (d) Exemptions from Section 16(b) Liability ......................................   A-11
 8.     Performance and Annual Incentive Awards ..........................................   A-11
        (a) Performance Conditions .......................................................   A-11
        (b) Performance Awards Granted to Designated Covered Employees ...................   A-11
        (c) Annual Incentive Awards Granted to Designated Covered Employees ..............   A-12
        (d) Written Determinations .......................................................   A-13
        (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m) .....   A-14
 9.     Change in Control. ...............................................................   A-14
        (a) Effect of "Change in Control" ................................................   A-14
        (b) Definition of "Change in Control" ............................................   A-14
        (c) Definition of "Change in Control Price" ......................................   A-15
10.     General Provisions ...............................................................   A-15
        (a) Compliance With Legal and Other Requirements .................................   A-15
        (b) Limits on Transferability; Beneficiaries .....................................   A-15
        (c) Adjustments ..................................................................   A-16
        (d) Taxes ........................................................................   A-16
        (e) Changes to the Plan and Awards ...............................................   A-16
        (f) Limitation on Rights Conferred Under Plan ....................................   A-17
        (g) Unfunded Status of Awards; Creation of Trusts ................................   A-17
        (h) Non-exclusivity of the Plan ..................................................   A-17
        (i) Payments in the Event of Forfeitures; Fractional Shares ......................   A-17
        (j) Governing Law ................................................................   A-17
        (k) Plan Effective Date and Stockholder Approval; Termination of Plan ............   A-17

                          DENTAL CARE ALLIANCE, INC.

                  1997 EXECUTIVE INCENTIVE COMPENSATION PLAN

     1. PURPOSE. The purpose of this 1997 Executive Incentive Compensation Plan (the "Plan") is to assist Dental Care Alliance, Inc. (the "Company") and its Subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

     (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

     (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
   Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

     (e) "Board" means the Company's Board of Directors.

     (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

     (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

     (j) "Corporate Transaction" means a Corporate Transaction as defined in
   Section 9(b)(i) of the Plan.

     (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

     (l) "Deferred Stock" means a right, granted to a Participant under
   Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     (m) "Director" means a member of the Board.

     (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

     (o) "Dividend Equivalent" means a right, granted to a Participant under
   Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     (p) "Effective Date" means the effective date of the Plan, which shall be the business day immediately preceding the Company's initial public offering.

     (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

     (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

     (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

     (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

     (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

     (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

     (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

     (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (bb) "Performance Award" means a right, granted to a Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

          (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (dd) "Restricted Stock" means Stock granted to a Participant under
       Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a- 1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (ff) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
       Section 10(c) hereof.

          (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

          (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

     3. ADMINISTRATION.

     (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

     (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

     (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

   4. STOCK SUBJECT TO PLAN.

     (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 250,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 250,000 shares.

     (b) APPLICATION OF LIMITATIONS. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

       5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 150,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

   6. SPECIFIC TERMS OF AWARDS.

     (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) OPTIONS. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

          (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (ii) TIME AND METHOD OF EXERCISE. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

     (c) STOCK APPRECIATION RIGHTS. The Committee and the Board each is authorized to grant SARs to Participants on the following terms and conditions:


          (i) RIGHT TO PAYMENT. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.


          (ii) OTHER TERMS. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.


     (d) RESTRICTED STOCK. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:


          (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.


          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the Certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) DIVIDENDS AND SPLITS. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) DEFERRED STOCK. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) AWARD AND RESTRICTIONS. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

          (ii) FORFEITURE. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) DIVIDEND EQUIVALENTS. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

     (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

     (g) DIVIDEND EQUIVALENTS. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

     (h) OTHER STOCK-BASED AWARDS. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

     (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under
   Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     8. PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

     (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

     (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).


          (i) PERFORMANCE GOALS GENERALLY. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.


          (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performance-based compensation under Code Section 162(m).

          (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
       Section 162(m).

          (iv) PERFORMANCE AWARD POOL. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/ or settlement of such Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(c).

          (i) ANNUAL INCENTIVE AWARD POOL. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
       Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in
       Section 5 hereof.

          (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

     (e) STATUS OF SECTION 8(B) AND SECTION 8(C) AWARDS UNDER CODE SECTION 162(M). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. CHANGE IN CONTROL.

     (a) EFFECT OF "CHANGE IN CONTROL." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

          (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

          (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

          (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

     (b) DEFINITION OF "CHANGE IN CONTROL." A "Change in Control" shall be deemed to have occurred upon:

          (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

          (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

     (c) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60- day period following the Change in Control.

     10. GENERAL PROVISIONS.

     (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

     (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

     (c) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter,
   (ii) the number and kind of shares of Stock by which annual perperson Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under
   Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

     (d) TAXES. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

     (h) NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

     (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) PLAN EFFECTIVE DATE AND STOCKHOLDER APPROVAL; TERMINATION OF PLAN. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                      APPENDIX A

                   REVOCABLE PROXY
             DENTAL CARE ALLIANCE, INC.


  [X]    PLEASE MARK VOTES
         AS IN THIS EXAMPLE


   THIS PROXY IS SOLICITED ON BEHALF OF THE
        COMPANY'S BOARD OF DIRECTORS
             COMMON STOCK

     The  undersigned,  a holder  of Common  Stock of Dental  Care        (1)  ELECTION  OF MITCHELL B. OLAN AND CURTIS LEE SMITH AS
Alliance,  Inc., a Delaware  corporation (the  "Company"),  hereby             CLASS I DIRECTORS.
appoints  Dr.  Steven  Matzkin and David P.  Nichols,  and each of
them,  as  proxies  for the  undersigned,  each with full power of                  FOR           WITHHOLD        FOR ALL EXCEPT
substitution,  for and in the name of the  undersigned  to act for                  [ ]              [ ]                [ ]
the  undersigned  and to vote,  as designated  hereon,  all of the shares of stock of the Company  that the  undersigned  is entitled
to  vote  at  the  1998  Annual  Meeting  of  Stockholders  of the        INSTRUCTION:   TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY
Company,  to be held on  Wednesday,  May 27, 1998,  at 10:00 a.m.,        INDIVIDUAL  NOMINEE,  MARK "FOR ALL EXCEPT" AND WRITE THAT
local  time,  at  the  Hyatt-Sarasota,   Boulevard  of  the  Arts,        NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
Sarasota,  Florida,  and  at  any  adjournments  or  postponements thereof.
                                                                          ----------------------------------------------------------
                                                                          (2)  PROPOSAL to approve and ratify the Company's 1997
                                                                               Executive Incentive Compensation Plan.


                                                                                    FOR             AGAINST          ABSTAIN
                                                                                    [ ]                [ ]              [ ]

                                                                          (3)  Upon such other  matters as may properly  come before
                                                                               the   Annual   Meeting   and  any   adjournments   or
                                                                               postponements  thereof.  In  their  discretion,   the
                                                                               proxies  are  authorized  to  vote  upon  such  other
                                                                               business  as may  properly  come  before  the  Annual
                                                                               Meeting,   and  any   adjournments  or  postponements
                                                                               thereof.

                                            -----------------------
                                            Date                               THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE

   PLEASE BE SURE TO SIGN AND DATE THIS                                   ELECTION OF DIRECTORS AND THE OTHER PROPOSALS SET FORTH.
         PROXY IN THE BOX BELOW.
-------------------------------------------------------------------
                                                                               THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN
                                                                          THE   MANNER    DIRECTED   HEREIN   BY   THE   UNDERSIGNED
                                                                          STOCKHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY WILL BE
                                                                          VOTED "FOR" ALL OF THE PROPOSALS.

-------------------------------------------------------------------
Stockholder sign above              Co-holder (if any) sign above

    /dagger/                                                                                                               /dagger/
                       DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                             DENTAL CARE ALLIANCE, INC.

------------------------------------------------------------------------------------------------------------------------------------
   IMPORTANT: Please sign exactly as your name appears and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.
                                         NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

------------------------------------------------------------------------------------------------------------------------------------